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                                                                   EXHIBIT 10.41




                          MET-COIL SYSTEMS CORPORATION

                             NON-EMPLOYEE DIRECTORS

                DEFERRED COMPENSATION AND PERFORMANCE UNIT PLAN

                          (EFFECTIVE JANUARY 1, 1997)
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                          MET-COIL SYSTEMS CORPORATION
                             NON-EMPLOYEE DIRECTORS
                DEFERRED COMPENSATION AND PERFORMANCE UNIT PLAN
                          (EFFECTIVE JANUARY 1, 1997)

         INTRODUCTION.   Met-Coil Systems Corporation (the "Company") hereby
establishes the Met-Coil Systems Corporation Non-Employee Directors Deferred Compensation and Performance Unit Plan, effective January 1, 1997 (the "Plan"), as set forth herein. The Plan is established to further the Company's long term growth and to provide the Company's non-employee directors with the opportunity to elect to defer all or a portion of their retainer fees otherwise payable by the Company and to receive deferred compensation for the Company. Compensation deferred under the Plan shall be credited in awards of Performance Units, the value of which is related to the value of whole shares of common stock, par value $.01, of the Company.

         1.      DEFINITIONS.

         (a) "Account" shall mean the record maintained by the Company of a Participant's interest under the Plan credited in Performance Units and their value.

         (b)     "Board" shall mean the Board of Directors of the Company.

         (c) "Change in Control" shall mean any individual, corporation, partnership, group, association or other "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of the 1934 (the "Exchange Act")) becoming a "beneficial owner" (as defined in Rule 13d-3 of the Exchange
                 Act) of securities of the Company representing forty percent (40%) or more of combined voting power of the Company's then outstanding voting securities, unless such person has filed
                 Schedule 13G and all required amendments thereto for its holdings and continues to hold such securities for investment in a manner qualifying such person to use Schedule 13G for ownership reporting.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and Department of Treasury regulations issued and effective thereunder.

         (e) "Committee" shall mean the committee established under Section 8 of the Plan.

         (f) "Company" shall mean Met-Coil Systems Corporation, a Delaware corporation and any successor in interest by merger, acquisition or reorganization.

         (g) "Director" shall mean an individual (who is not an employee of the Company) serving as a member of the Board.

         (h) "Director's Fee" shall mean a Director's annual retainer or Board or committee meeting fee (excluding per diem allowances, expenses and such other grants under the Non-Employee Directors Stock Option Plan) that becomes payable to a Participant under the Company's plan, policy or arrangement providing for the payment of such fees.

         (i)     "Effective Date" shall mean January 1, 1997.

         (j) "Eligible Director" shall mean any Director who on the Effective Date or thereafter is not and has never been an employee of the Company or any subsidiary, parent or affiliate of the Company, and who is not prohibited from holding common stock of the Company by any policy or request of any outside employer or affiliate of the Director or by any professional ethical


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                 standard applicable to the Director.

         (k) "Notice" shall mean a written election by a Participant to defer Director's Fees under the Plan on the form prescribed by the Committee.

         (l) "Participant" shall mean an Eligible Director who has made the election described in Section 2 of the Plan to defer the receipt of Director's Fees under the Plan. Such an Eligible Director shall remain a Participant until no election to defer Director's Fees under the Plan remains effective for him or her and all amounts contributed to the Plan on his or her behalf have been distributed.

         (m) "Plan" shall mean the Met-Coil systems Corporation Non-Employee Directors Deferred Compensation and Performance Unit Plan, effective January 1, 1997, as set forth herein and as it may be amended from time to time.

         (n) "Plan Year" shall mean the initial Plan Year beginning January 1, 1997 and ending September 30, 1997. Thereafter Plan Year shall mean each twelve month period thereafter beginning with October 1, 1997.

         (o) "Unforeseeable Emergency" shall mean a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of his or her dependant (as defined in Section 152(a) of the Code), loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstance arising as a result of events beyond the Participant's control. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but in any case payment shall not be made to the extent that the hardship is or may be relieved:

                 (i) through reimbursement or compensation by insurance or otherwise;

                 (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

                 (iii)    by cessation of deferrals under the Plan.

         For purposes of the Plan, an "Unforeseeable Emergency" shall not include a Participant's need to send his or her child to college or a Participant's desire to purchase a home.

         2.      PARTICIPANT CONTRIBUTIONS.

         (a) An Eligible Director who is entitled to receive Director's Fees may elect to defer all or any portion of a Director's Fee otherwise payable to him or her under the Plan. A deferral election hereunder shall be made by filing a Notice with the Committee no later than September 30 of the Plan Year preceding the Plan Year in which the Director's Fees to be deferred are otherwise payable to the Director. The amount of Director's Fee to be deferred shall be specified in the Notice. Each Notice shall be effective only for the Director's Fees for the Plan Year for which it is filed.

         (b) An Account shall be established on behalf of each Participant for contributions made under subparagraph (a) above. The Account shall be a bookkeeping record credited with Performance Units (as described in Section 3) and charged for distributions. Contributions will be credited to each Participant's Account as of the date the Director's Fee becomes payable to the Director. A Participant shall always have a fully vested interest in the adjusted balance of his or her Account.
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         3.      PERFORMANCE UNITS.

         (a) Director's Fees deferred under the Plan shall be credited to a Participant's Account as Performance Units. The number of whole Performance Units credited shall be equal to the dollar amount deferred by the Participant divided by the value of one share of the Company's common stock, as determined under
                 Section 6. The Committee shall notify the Participant in writing of the number and value of the Performance Units credited to his or her Account.

         (b) As of each record date of the Company's common stock, the Account of each Participant credited with Performance Units shall be credited with additional whole Performance Units equal to the dividend paid on a share of common stock multiplied by the number of Performance Units credited to the Participant's Account and divided by the value of one share of the company's common stock as of the record date, as determined under Section 6. The Committee shall notify the Participant in writing of the number and value of the Performance Units credited to his or her account.

         4.      ACCOUNT DISTRIBUTIONS

         (a) A Participant's Account shall be distributed to the Participant as of the last day of the calendar month following the month in which the earliest of the following occurs: (I) the participant's services as a Director of the Company cease,
                 (ii) a Change in Control occurs or (iii) the Plan is terminated. Notwithstanding the foregoing, a Participant may select another distribution date for all or any portion of a deferred amount by specifying the distribution date on the Notice filed with the Committee for the deferral; provided, that such distribution date shall not be before the second Plan Year following the Plan Year in which the deferred amount is otherwise payable. Upon the approval of the Committee, a Participant who has specified a distribution date may amend the Notice to elect a later distribution date; provided, that the subsequent election is made before October 1 of the Plan Year immediately preceding the Plan Year that includes the original distribution date.

         (b) Account distributions will be made no later than thirty (30) days after the distribution date specified in this Section 4 in the form elected by the Participant. Account distributions shall be made either (i) in a single sum cash payment in an amount equal to the number of Performance Units to be distributed multiplied by the value of one share of the Company's common stock, or (ii) in whole shares of the Company's common stock equal to the number of full Performance Units to be distributed.

         (c) Notwithstanding anything in the Plan to the contrary, if a Participant incurs an Unforeseeable Emergency, he or she may elect to make a withdrawal from his or her Account, but only to the extent reasonably needed to satisfy the Unforeseeable Emergency. A Participant who wishes to receive such a withdrawal shall apply for the distribution on a form prescribed by the Committee and shall provide information to the Committee reasonably necessary to permit the Committee to determine whether an Unforeseeable Emergency exists and the amount of the distribution reasonably needed to satisfy the Unforeseeable Emergency.

         (d) If a Participant dies before distribution has been made under the Plan, distribution of his or her Account shall be made to the beneficiary or beneficiaries designated in the Participant's Notice or on such other form prescribed by the Company. If no beneficiary designation has been made, payment shall be made to the Participant's estate. Payment shall be made in either a single sum cash payment or whole shares of common stock of the Company, as elected by the beneficiary of the executor of the Participant's estate, as applicable.
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         5.      COMMON STOCK SUBJECT TO PLAN.  Shares of stock distributable under the Plan shall be shares of par value $.01 common stock of the Company. Subject to adjustment as provided in Section 9, the aggregate number of shares of common stock that may be delivered under the plan shall not exceed 160,000. Either authorized and unissued shares or treasury shares may be delivered under the Plan.

         6. PERFORMANCE UNIT VALUATION. One Performance Unit shall at all times have a value equal to the value of one share of the Company's common stock, which shall be the average of the bid and asked prices of the Company's common stock for the most recent twenty (20) consecutive trading days immediately preceding the valuation date. Performance Units shall be valued as of the date of credit to a Participant's Account and as of the date all or any portion of a Participant's Account is distributable under the Plan.

         7. NOTICES IRREVOCABLE. Except to the extent specifically provided in Section 4, a Participant's election to defer Director's Fees under the Plan for a Plan Year shall be irrevocable. Notwithstanding the foregoing, if a Participant incurs an Unforeseeable Emergency, her or she may elect to amend or revoke his or her Notice (but only to the extent reasonably needed to relieve the Unforeseeable Emergency) by filing such form as is prescribed by the Committee. A Notice to amend or revoke the deferral of Director's Fees shall be effective for the remainder of the Plan year in which the Notice is filed; provided, that if the Notice was amended the participant may further amend or revoke the Notice if the Participant incurs an Unforeseeable Emergency.

         8. ADMINISTRATION. The Plan shall be administered by a Committee, which may be the Board, who shall have all powers necessary to carry out the provisions of the Plan. The Committee shall have the sole, final and discretionary authority to interpret the Plan, and its determinations as to eligibility, status and the rights of Eligible Directors and Participants shall be conclusive and binding on all persons; provided, that if the Committee or one of its members is a Participant, then determinations regarding the Participant's benefits under the Plan shall be made by the Board. The expenses of administering the Plan will be paid by the Company.

         9. CHANGES IN CAPITAL AND CORPORATE STRUCTURE. In the event of any change in the outstanding shares of common stock of the Company by reason of an issuance of additional shares, recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction, the Committee shall proportionately adjust, in an equitable manner, the number of Performance Units held by Participants under the Plan to reflect such change.

         10. NONTRANSFERABILITY. Performance Units credited under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution, and any attempt to do so shall be void. No interest of any person or entity in the Plan, nor any right to receive a benefit hereunder, shall be subject in any manner to sale, attachment, garnishment or other alienation or encumbrance of any kind, nor may such interest or right be taken, voluntarily, for the satisfaction of the debts, obligations or claims against such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

         11. WITHHOLDING. The Company shall have the right to deduct from all amounts paid under the Plan any taxes required by law to be withheld with respect to such payments.

         12. NO VOTING RIGHTS. Participants shall not have any voting rights with respect to Performance Units held in Participant Accounts and are not shareholders of the Company with respect to such Performance Units until shares of common stock are actually issued under the Plan.

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         13.     COMPLIANCE WITH APPLICABLE LAWS.  Shares of common stock
delivered under the Plan shall be subject to such conditions, limitations or restrictions as the Board may deem advisable or necessary to comply with any applicable federal, state and foreign laws, rules or regulations, including those of any stock exchange upon which the common stock is then listed.

         14. PLAN ACCOUNTS UNFUNDED. The Plan and the Accounts hereunder shall at all times be unfunded, and no provision shall at any time be made with respect to segregating assets of the Company for payment of benefits hereunder. No Participant or other person shall have any interest in any particular assets of the Company by reason of the right to receive a benefit under the Plan and any such Participant or other person shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan.

         15. NO PARTICIPANT RIGHTS. Participation in the Plan does not give a Participant the right to be retained as a Director or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the Plan.

         16. PLAN AMENDMENT. The Committee may amend the Plan at any time, without the consent of Participants or their beneficiaries; provided, that no amendment shall divest any Participant or beneficiary of the credits to his or her Account, or of any rights to which he or she would have been entitled if the Plan had been terminated immediately before the effective date of such amendment.

         17. PLAN TERMINATION. The committee may terminate the Plan at any time. Upon termination of the Plan, distribution of Participants' Accounts shall be made in the manner and at the time prescribed herein; provided, that no additional amounts shall be credited to the Account of a Participant after termination of the Plan.

         18. NOTICES. Any notice or election required or permitted to be given to the Committee hereunder shall be in writing and shall be deemed to be filed (i) on the date it is personally delivered to the Committee, or (ii) three (3) business days after it is sent by registered or certified mail, addressed to the Committee at the principal offices of the Company.

         19. GOVERNING LAW. Except to the extent preempted by federal law, the Plan and all matters related thereto shall be governed by the laws of the State of Iowa.

         20. INCAPACITY. If a person entitled to a payment under the Plan is deemed by the Committee to be incapable of personally receiving and giving a valid receipt for the payment , the Company may make the payment or any part thereof to a duly appointed guardian or legal representative, or to any other person or institution then contributing toward or providing for the care and maintenance of such person. The payment shall be for the account of such person and a complete discharge of any liability of the Company, the Committee and the Plan.

         21. LIABILITY LIMITED. Notwithstanding anything in the Plan to the contrary, neither the Company, the Committee nor any individual acting as an employee or agent of the Company or the Committee shall be liable to any Participant, former participant, beneficiary or other person for any claim, loss, liability or expense incurred in connection with the Plan.

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         22.     SEVERABILITY.  If any part of this Plan is declared by a court or other governmental authority to be invalid, the invalidity shall not affect any portion not declared to be invalid. A portion declared to be invalid shall be construed in a manner to give it valid effect to the extent possible.

         23.     CLAIMS PROCEDURE.
                 (a) A person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee, which shall respond to the claimant in writing within thirty (30) days.

                 (b) If the claim or request is denied, the written notice of denial shall state:

                          (i)     the reason for denial, with specific
                          reference to the Plan provision on which the denial is based;

                          (ii) a description of any additional material or information required and an explanation of why it is necessary; and

                          (iii) an explanation of the Plan's claim review procedure.

                 (c) A person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant or his or her legal representative may examine pertinent documents and submit issues and comments in writing.

                 (d) The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason for the decision and the relevant Plan provisions. All decisions on review shall be final and binding on all parties concerned.

                                  *    *    *

         IN WITNESS WHEREOF, The Company has caused this document to be
executed by its duly authorized officer as of the   1st  day of  January  ,1997.
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                                                MET-COIL SYSTEMS CORPORATION

                                             By        Randall J. Stodola/s/
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                                             Its      Vice President
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